UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA		90064
(Address of principal executive offices)		(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:	310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2010

Item 1. Report to Stockholders.

FPA Capital Fund, Inc.

Semi-Annual Report

September 30, 2010

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

53985

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-months ended September 30, 2010. Your Fund's net asset value (NAV) per share closed at $34.68. No dividends were paid during the period.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Periods Ended September 30, 2010 Average Annual Total Return
	1 Year	5 Years	10 Years	15 Years	20 Years	25 Years	6/30/1984 Inception
FPA Capital Fund (NAV )*	10.59%	2.18%	9.32%	10.68%	16.01%	14.72%	14.78%
FPA Capital Fund**	4.79%	1.08%	8.73%	10.29%	15.70%	14.48%	14.54%
(Net of Sales Charge)
Lipper Mid-Cap Value Fund Average	13.96%	1.83%	6.82%	8.77%	11.22%	NA	NA
Russell 2000	13.35%	1.60%	4.00%	6.72%	10.27%	9.09%	9.24%
Russell 2500	15.92%	2.36%	5.11%	8.45%	11.73%	10.86%	11.14%
Standard & Poor's 500 Stock Index	10.16%	0.64%	-0.43%	6.45%	9.05%	10.19%	10.64%

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was -1.37%*. This compares with total returns of 0.15% for the Lipper Mid-Cap Value Fund Average, 0.25% for the Russell 2000, 1.01% for the Russell 2500 and -1.43% for the S&P 500. For the calendar year-to-date period, these same comparisons are 4.58%* for FPA Capital Fund, 8.35% for the Lipper Mid-Cap Value Fund average, 9.12% and 10.32% for the Russell 2000 and 2500, and 3.89% for the S&P 500.

Commentary

Before we delve into our commentary on the portfolio and outlook, we would like to announce that our team has a new member, Arik Ahitov. Arik joins us after serving a six-year stint at Shamrock Capital Advisors, which was founded by Roy Disney in 1978. After graduating from Northwestern University with an Economics degree, earning an MBA from UCLA, and working several years in different capacities in the financial sector, Arik joined Shamrock in 2004 as an analyst and subsequently became a portfolio manager for their Activist Value Fund. We believe FPA and all of our clients and mutual fund shareholders will benefit from the addition of Arik. Our search for a new analyst took nearly two years. Arik's background of being a long-term thinker, running a concentrated portfolio, having the passion to understand a wide range of different businesses and their operations, residing in Los Angeles, and having the highest ethical standards, all dovetail perfectly with our team and company culture. We look forward to Arik becoming a significant contributor to our team and clients' and shareholders' portfolios for many years to come.

Given the portfolio's large out-performance last year, we are not surprised to fall somewhat behind this year. With the Fund's higher than normal cash position, it remains a challenge for us to achieve better returns than the benchmark when the market is on an upward tear. Nonetheless, your portfolio continues to have a substantially lower weighted P/E ratio and leverage factor than the benchmark, so we believe the portfolio is in good shape to weather any

*    Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

**  Reflects deduction of the maximum sales charge of 5.25% of the offering price.

meaningful downward surprises. That is not to say the portfolio cannot decline in a bear market, despite the large cash position; rather the investments in the portfolio are more cheaply priced and have stronger balance sheets than the companies, in aggregate, which comprise the benchmark. As we have noted so often over the past couple of decades, cash is simply a residual of investment opportunity. That is, the more opportunity we see to deploy capital using our investment strategy, the smaller our cash position.

Contrarian value investing is by nature a lonesome activity, but one that we relish because of the potential for outsized reward opportunities for those that embrace this enduring philosophy. We do not mean to give short shrift to other viable investment strategies, but merely to reinforce in the minds of our clients and shareholders that we will faithfully continue the practice of buying securities that are, in our opinion, absolutely cheap and have a good margin of safety. Being loyal to a strict valuation discipline also requires us to reduce or liquidate entire positions when security prices reach beyond fair value. Our investment strategy is timeless and one practiced by only a few other highly successful investment professionals; it is in a distinct minority amongst a plethora of strategy options for global investors.

We have our own thoughts on why so few emulate our regimen, with patience ranking high as a behavioral trait many investors fail to exhibit, but one that is essential to successfully replicating our strategy. Let's take the past quarter and put it in our petri dish to test our hypothesis. What we discover is that there was a lot of trading volatility recently and investors alternated between bullish and bearish sentiment. For instance, in July the Russell 2000 was up nearly 7%, in August the Index declined roughly 7.5%, and finally in September the Russell 2000 rose approximately 12.5%. That is an incredible amount of movement for a major institutional benchmark during one quarter.

On the other hand, your portfolio did not purchase any new securities, quietly added to only one existing position, did not reduce any existing securities in the third quarter, but reduced three positions in the second quarter, and eliminated Seahawk Drilling, a very small position, which was a spin-off from an existing holding. Clearly, we continue to manage the portfolio with a steady hand on the tiller in choppy waters, while other investors spin themselves into a confused state in a compass-free world. Truth be told, we would have preferred to purchase more stocks at depressed valuations during the summer, but valuations for the vast majority of stocks in our fishing hole barely dropped to fair value, let alone down to the bargain-basement levels we require.

Patience and loyalty to absolute valuations are the signature virtues of our investment strategy. Investment managers often want to display how smart and knowledgeable they are versus other investors, so they rapidly move in and out of stocks based on the latest tidbit of information. Rather than stop to assess the significance of the information to the long-term valuation of a business, these traders and speculators quickly "pull the trigger" and buy or sell stocks if they believe the news is not yet discounted in the share price. This is why, according the New York Stock Exchange, the average holding period is now just seven months. As your portfolio managers, we do not measure our holding period in months but rather in years. We are fundamentally different than what our industry represents today, and our patience and discipline to absolute valuation has served your portfolio well over the years. We definitely will not out-perform every year, but over longer periods of time we have been able to achieve excess returns due to our adherence to the virtues of long-term value investing.

Turning back to portfolio activity, as we mentioned above, we did not purchase any new stocks during the most recent period. Nevertheless, the recent volatility has allowed a couple of stocks that meet our criteria, to be priced at attractive valuations. We are finishing up our due diligence on these potential investments to determine whether the risk-to-reward ratios are adequate to which we may allocate capital. Quite often we finish our due diligence and agree that a company meets all of our objectives except the stock price needs to drop another 5-10% before starting a position. This is where our patience for buying securities at attractive values comes into play.

We added to our existing position in Western Digital Corporation (WDC) in the most recent period. WDC produces and sells hard-disk drives (HDDs) that are used to store personal and enterprise data. The company's products are sold worldwide, with roughly 25% of sales in North and South America, 25% of sales in Europe, the Mid-East, and Africa, and roughly 50% in Asia.

We purchased WDC in the recent period in the low-to-mid $20s. At our recent purchase price, WDC was trading at approximately 6x fully taxed, trailing twelve-month earnings, not including the company's roughly $10 in net cash per share. Clearly, the market does not believe that WDC's current earnings are sustainable, and neither do we. However, we do believe that the company is unlikely to erode its large cash position and that WDC's earnings might trough around the $2 level during this cycle.

In our opinion, the stock is depressed on investor fear that tablet computer devices such as the Apple iPad, which does not use a disk drive to store information, will cannibalize the computer market of netbooks, which do use disk drives. We have incorporated into our assumption that the netbook market could experience a decline from roughly 35 million units over the last twelve months to around 10 million units in 2012. Each of the HDDs for the netbook market represents $30 of revenue and $6 of gross profit dollars per unit sold. Thus, the HDD industry could experience a $750-million hit to revenues, or 2% of total industry revenues, over the next couple of years should tablets take share from netbooks. Gross profit dollars for the industry might decline $150 million due to fewer netbooks sold, but WDC alone has earned over $2.4 billion of gross profit during the last twelve months. While we do not want to minimize the risk of tablets eating into the share of netbooks, it appears the impact may not be as great as some expect, but we plan to watch this trend closely over the coming quarters.

Interestingly, the tablet market is not all negative for the HDD companies, and the reason is that tablets and other wireless devices, such as smart phones like the iPhone, drive users to download new applications, or apps. These apps reside on the internet web and are being stored on HDDs. Thus, the more wireless devices are sold, the more apps are created, and the more HDDs are required to store all of that information. Many of these apps are storage intensive like video files, which require a substantial amount of storage capacity. We are now hearing that sophisticated users of tablets are purchasing external hard drives to back up files that can no longer be stored on a 64 GB flash chip.

There is also the real concern that Seagate Technology (STX), WDC, and Hitachi are going to cut each other's throats by slashing prices to either retain or gain market share. In 2004, the industry, led by Maxtor (since acquired by STX), cut prices to capture share, and nearly every disk drive company experienced a decline in profits; some lost a huge amount of money. STX and WDC were the only two companies that stayed reasonably profitable, but even those two saw their operating profits decline 28% and 13%, respectively, from the prior year. While the iPad tablet risk gets much of the headlines, we believe the competitive risks and lower selling prices could potentially do the most damage to WDC's valuation.

If the industry can remain reasonably rational, WDC has the potential to earn over $3 a share, fully taxed. This represents a roughly 30% decline from its recent profit level. While there are no guarantees, should WDC achieve $3 of earnings and investors place only an 11x P/E on those earnings, the stock could rise to the low-to-mid $40s once the $10 plus in net cash is added. Summing it up, we believe WDC could trade down to the high teens and as high as the low $40s over the next couple of years. Thus, in our opinion, WDC represented a good risk-to-reward ratio in the low-to-mid $20s. Since our most recent purchase of WDC, the stock has rallied off its low of $23 to $29, but we anticipate more short-term volatility in WDC's shares as the competitive situation plays out.

We were modestly active in trimming back a few positions that appreciated to levels that we believe represent fair valuations or slight premiums to fair valuation. The reduction to existing positions occurred in two retailers and one oil and gas exploration company. For instance, we reduced Signet (SIG) during the most recent semi-annual period. SIG operates the Kay Jewelers stores in the U.S. and is among the best jewelry operators in the country. We reduced our position in SIG as the stock approached the high $20s and into the low $30s. SIG tripled from its lows of early 2009, when we were adding to our position below the $10 level. SIG is currently trading above $33, and we would expect to trim more should the stock continue to rise.

Also during the period, we substantially reduced our position in Charming Shoppes (CHRS) as the stock rose above $6. Based on our bottom-up research we believe CHRS may have a difficult time achieving earnings greater than $0.40 per share over the next few years. Thus, we reduced roughly 85% of the position between $5 and $6.80. Unfortunately, the company recently released disappointing sales and a quarterly loss, and the stock plunged to around $3. The company's balance sheet is still in good shape and management is making progress on the merchandise front, so we anticipate the stock could rise over time. Nonetheless, we substantially reduced the risk to the Fund by nearly eliminating the position, and now the stock represents only 0.33% of the Fund's assets.

During the most recent period, your portfolio had a number of stocks that performed well, including Patterson-UTI Energy (PTEN). In the last six months, PTEN appreciated nearly 23% as investors grew increasingly bullish on more land-based oil and gas drilling activity. PTEN is among the largest companies that own land-based drillings rigs and is positioned to do well as more drilling occurs in shale-rock formations in North America. Due to the BP plc Gulf of Mexico accident, the costs to explore for oil and gas will likely increase materially for offshore energy projects. However, oil and gas exploration capital will likely migrate, at the margin, to relatively lower-risk land projects. This trend should benefit PTEN and other land-rig owners.

One stock that underperformed the benchmark in the most recent period was Seahawk Drilling (HAWK). HAWK is a spin-off from Pride International (PDE). Seahawk owns mat-drilling rigs used in the very shallow waters of the Gulf of Mexico. A very small position in the portfolio, it represented less than 0.5% of assets. We eliminated the position because of the consequences of the BP accident in the Gulf and the company's challenging economic environment.

Outlook

We continue to believe that the U.S. economy is not on a sustainable growth path. The last twelve months growth is primarily the result of inventory rebuilding, pent-up demand from the recession, and stimulus spending by the Federal government. None of these factors can be upheld indefinitely. We continue to see headwinds for the economy and the stock market, including declining credit generation from the banking system and the structured finance system, a consumer that continues to reduce debt levels despite facing high unemployment and limited real wage growth, and U.S. Treasury debt levels going north of 100% of GDP with higher deficit spending as far as the eye can see. In addition, corporate profit margins are back to 50-year peak levels and are unlikely to expand from here. For these reasons, we have, when the opportunities have presented themselves over the last several years, skewed the portfolio to investments that are exposed to global-demand growth and/or global commodities. We have only done so, however, when the investments have matched our criteria of industry leadership, strong balance sheets, quality management teams, and prices far below their intrinsic values.

Job growth in this recovery falls far short of that in previous recoveries. As highlighted in a Wall Street Journal article (WSJ September 4, 2010), the recession of 1981 lost close to 4% private jobs but then staged a recovery such that private jobs were 8% greater than at the start of the recession. In the 1990 recession, we lost 2% private jobs, but after recovery we were 4% ahead. In the 2001 recession we lost 3% private jobs, but were back where we started after recovery. During this recession, we lost close to 8% private jobs and we are still at 7% job losses 30 months after the recession started. The underemployment rate, which includes part-time workers who want a full-time position and people who would like to work but have given up looking, is now at 17.1%, one of the highest on record. Unless we can create sustained growth in private sector jobs, the economy is likely to remain in a slow-growth mode.

Bank lending continues to be challenged. There was a tremendous increase in real-estate exposure at banks during the last two decades, in effect a doubling from the mid-20s as a percentage of total bank assets to 55% at the peak a few years ago. We anticipate that real estate as a percentage of the total mix will continue to decline for years to come, bringing it closer to historic levels. Credit generation outside of banks has been on a steady decline since its peak in 2007. According to Haver Analytics, the securitized loan market peaked at $3.7 trillion and has now dropped steadily to $2.3 trillion. This substantial decline of over $1.4 trillion in securitized loans over the last three years equates to 10% of U.S. GDP.

Besides having difficulty securing jobs and credit, the consumer faces other headwinds, including high debt levels, no real wage growth, and a wealth hit from declining house prices the last several years. During the last decade, consumer debt doubled from $7 trillion in 2000 to a peak of close to $14 trillion in 2007. This doubling of consumer debt will likely have implications on consumer spending and deleveraging for years to come. An indication of the deleveraging that is taking place is the U.S. household savings rate, which has steadily increased from 2.0% of personal disposable income to over 6.2% currently. We anticipate this hunkering down and deleveraging to continue until real wage growth takes hold. The last decade has been described as the lost decade for median household income (see WSJ September 17, 2010 article). Using 2009 dollars, the median household income was $49,777 in 2009 versus $52,301 in 2000. This is a loss of $2,524 per household during the last decade, or 4.8%. This performance is worse than the 1970s, when real median income rose 1.9%, even with high unemployment and inflation. Without real wage growth, we have difficulty seeing how this economy can return to prior growth rates.

Some economists, including David Rosenberg at Gluskin Sheff, believe conditions are now so bad that they can be described as a depression. He points to the life insurance market as one example. In recessions, people don't cancel their life insurance policies. But in depressions, this is what happens. The number of people without life insurance has increased by 50% the last five years, from 24 million not covered five years ago to 35 million today. We believe this is another example of how this recession and recovery are not following historical precedence.

Corporations have done a tremendous job cutting costs. So good, in fact, that after-tax corporate profits are now back to the peak levels of 2006 at 9.5% of national income. This should be compared to the long-term average margin the last sixty years of a little north of 6%. Besides this decade, the after-tax corporate margins have only barely surpassed the 8% level three times in the previous five decades. This was in the late 1940s, the mid 1960s and the late 1990s. Even though nothing is inconceivable, we think it is unlikely that margins will continue to expand from here. In fact, every time in the past when margins have gone above the 8% level, they have dropped back below the 6% level. This means that corporate profit growth should most likely track nominal GDP growth at best. Should margins move back to the long-term average, corporate profits could undershoot current expectations by a wide margin.

The consumer debt explosion is now being followed by a Treasury debt explosion. Debt issuance by the government is set to escalate rapidly. Gross U.S. Treasury debt is currently $13.6 trillion, or 93% of GDP. According to the IMF, U.S. debt to GDP will reach 109.7% by 2015. Thus, the critical issue is current and future large fiscal deficits. The Congressional Budget Office estimates that we will run deficits adding up to $9.3 trillion the next ten years. The Heritage Foundation, for example, estimates that the deficits will add up to $13-14 trillion over the next ten years. Whether the number is $9.3 trillion or $14 trillion is not the point, it is the path we are on that is alarming.

A recent study by Arnuad Mares of Morgan Stanley points out that the gross debt to GDP figure is misleading for four reasons: (1) it overstates the liabilities, it is the net debt figure that is more important, (2) missing liabilities understates the problem, such as entitlements, (3) it is not GDP but government revenues that matter, since they are servicing and paying off the debt, and (4) debt to GDP is backward-looking; it is future debt accumulation or repayment that matters. Looking at points two, three and four, we can see why our current direction is disturbing. Arnuad estimates that when adding structural deficit spending and the cost of aging (unfunded Medicare and Social Security liabilities) to the initial debt level, U.S. government net worth is a shocking negative 800% of GDP.

The U.S. is not the worst offender when it comes to negative government net worth. The poster children of Europe for bad finances, Greece and Ireland, both have negative net worth of greater than 1400% of GDP. However, looking at our ability to service government debt, we are in worse shape than even Greece and Ireland. Our federal government debt to revenue ratio is 358%, versus 312% for Greece and 248% for Ireland. There is a silver lining though, and that is how heavy the government is taxing its citizens. This is where the U.S. looks the best, with only 14.8% of federal government revenues to GDP. Most Western European countries have tax structures in the mid-30s to mid-40s as a percentage of GDP. This means there is room for the U.S. government to raise taxes to cover its unfunded promises of the past. However, should we decide to pursue the way of increasing government taxation, the odds of continued sluggish growth could increase.

Ludwig von Mises, one of the founders of the Austrian School of Economics, said it best: to create real economic growth one has to attract capital and increase capital per capita, and this is best done by lowering taxation, having a stable monetary unit with little to no inflation, removing excessive regulation, and providing a lawful environment that protects capital. Thus, based on his theories, any policy that increases taxes, hurts the stability of the dollar, puts unnecessary regulation on businesses, or decreases the rule of law and the protection of capital, will likely reduce capital accumulation and capital per capita. Accordingly, the increased taxes proposed for 2011, the quantitative easing that's been done and is being considered anew, and the increased regulation on businesses, will likely constrain real wage growth and impact real economic growth negatively.

As we noted earlier, there have been a limited number of opportunities that meet our criteria for purchase so far this year. For example, our core screen that selects companies below certain levels of price to earnings, price to cash flow, price to sales, price to book value and debt to capital, has generally produced 200-250 names to conduct further research on. When times are plentiful, this screen produces north of 300 names. Currently, the number is 143, which is toward the lower end of qualifiers.

This is not surprising since investors have moved out of cash and into stocks. The average equity mutual fund cash level is now close to an all-time low at 3.5%, which is below the cash level reached before the financial crisis of 2008. As always, we will patiently wait until we find something that meets our challenging criteria for purchase. The stars don't align that often on all these criteria, but when they do, the upside profit potential can make the wait well worth it.

We continue to focus our investments in companies that are exposed to global growth. Our oil service, oil and gas exploration, and technology companies comprise more than 75% of our equity investments. These investments have a heavy exposure to global-demand growth, as opposed to U.S.-demand growth. For the reasons outlined, we believe domestic growth will lag global growth. Thus, our global exposure is likely to drive more rapid growth of the intrinsic value in our investments. Oil also has a sharp decline curve, estimated to be 9% by the International Energy Agency, which makes it more difficult to grow supply. In addition, oil in the ground and real assets that are used to produce it, should provide a store of value against potential future monetary inflation. For these reasons, we continue to like our investments in the oil service, oil and gas exploration and technology areas.

Finally, we are happy to be able to report to you that the FPA Capital Fund retained its number-one spot as the best-performing diversified mutual fund in the U.S. over the last 20 years, according to Morningstar. We thank you for your continued support during these challenging times, and will strive to retain the confidence you have expressed in us through your investment in FPA Capital Fund.

Respectfully submitted,

Dennis M. Bryan
Co-Chief Executive Officer and Portfolio Manager

Rikard B. Ekstrand
Co-Chief Executive Officer and Portfolio Manager
October 18, 2010

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

September 30, 2010

Common Stocks		73.4%
Oil Field Services	27.9%
Technology	16.9%
Oil & Gas Exploration	12.1%
Retailing	7.2%
Industrial Products	4.9%
Financial	2.9%
Basic Materials	1.5%
Short-Term U.S. Government & Agency Securities		13.6%
U.S. Treasuries		7.5%
Short-Term Investments		5.7%
Other Assets and Liabilities, net		(0.2)%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2010

Shares
NET PURCHASES
Common Stocks
Western Digital Corporation	1,195,800
NET SALES
Common Stocks
Charming Shoppes, Inc.	5,650,900
Rosetta Resources, Inc.	607,919
Seahawk Drilling, Inc. (1)	85,866
Signet Jewelers Ltd	63,400

(1)  Indicates elimination from commitment to portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2010

COMMON STOCKS	Shares	Value
OIL FIELD SERVICES — 27.9%
Atwood Oceanics, Inc.*	676,100	$20,587,245
Baker Hughes Incorporated	864,675	36,835,155
ENSCO International Inc.	1,870,600	83,671,938
Patterson - UTI Energy, Inc.	2,035,900	34,773,172
Pride International, Inc.*	1,288,000	37,905,840
Rowan Companies, Inc.*	2,721,000	82,609,560
		$296,382,910
TECHNOLOGY — 16.9%
Arrow Electronics, Inc.*	2,186,700	$58,450,491
Avnet, Inc.*	2,535,100	68,473,051
Western Digital Corporation*	1,879,600	53,361,844
		$180,285,386
OIL AND GAS EXPLORATION — 12.1%
Cabot Oil & Gas Corporation	93,200	$2,806,252
Cimarex Energy Co.	248,600	16,452,348
Newfield Exploration Company*	516,600	29,673,504
Rosetta Resources, Inc.*,†	2,760,400	64,841,796
St. Mary Land & Exploration Company	388,400	14,549,464
		$128,323,364
RETAILING — 7.2%
Charming Shoppes, Inc.*,†	1,002,200	$3,527,744
Foot Locker, Inc.	2,420,816	35,174,456
Signet Jewelers Ltd	1,205,100	38,249,874
		$76,952,074
INDUSTRIAL PRODUCTS — 4.9%
Trinity Industries, Inc.	2,340,300	$52,118,481
FINANCIAL — 2.9%
Mercury General Corporation	763,900	$31,220,593
BASIC MATERIALS — 1.5%
Reliance Steel & Aluminum Co.	383,708	$15,935,393
TOTAL COMMON STOCKS — 73.4% (Cost $527,858,055)		$781,218,201

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount	Value
SHORT-TERM U.S. GOVERNMENT & AGENCY SECURITIES — 13.6%
Federal Home Loan Mortgage Corporation — 0.42% 12/01/10	$44,313,000	$44,301,120
U.S. Treasury Bill — 0.21523% 10/21/10	100,000,000	99,992,560
TOTAL SHORT-TERM U.S. GOVERNMENT & AGENCY SECURITIES (Cost $144,268,992)		$144,293,680
U.S. TREASURIES — 7.5% (Cost $79,868,299) U.S. Treasury Note — 0.875% 2011	$79,670,000	$79,844,278
TOTAL INVESTMENT SECURITIES — 94.5% (Cost $751,995,346)		$1,005,356,159
SHORT-TERM INVESTMENTS — 5.7%
General Electric Capital Corporation — 0.15% 10/01/10	$25,176,000	$25,176,000
Chevron Funding Corporation — 0.14% 10/05/10	35,000,000	34,999,456
TOTAL SHORT-TERM INVESTMENTS (Cost $60,175,456)		$60,175,456
TOTAL INVESTMENTS — 100.2% (Cost $812,170,802)		$1,065,531,615
Other assets and liabilities, net — (0.2)%		(1,621,753)
TOTAL NET ASSETS — 100.0%		$1,063,909,862

*  Non-income producing securities.

†  Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the six month period ended September 30, 2010.

  Following is a summary of transactions in securities of these affiliates during the period.

	Purchases at Cost	Sales at Cost	Realized Gain	Dividend Income
Charming Shoppes, Inc.	—	$31,039,434	$1,005,093	—
Rosetta Resources, Inc.	—	10,269,893	5,186,822	—

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

ASSETS
Investments at value:
Investment securities — at market value (including $68,369,540 in securities of affiliates: identified cost $751,995,346)	$1,005,356,159
Short-term investments — at amortized cost (maturities of 60 days or less)	60,175,456	$1,065,531,615
Cash		739
Receivable for:
Capital Stock sold	$132,558
Accrued interest	117,448	250,006
		$1,065,782,360
LIABILITIES
Payable for:
Capital stock repurchased	$1,123,389
Advisory fees and financial services	636,626
Accrued expenses and other liabilities	112,483	1,872,498
NET ASSETS		$1,063,909,862
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 30,680,911 shares		$306,809
Additional Paid-in Capital		943,881,153
Accumulated net realized loss on investments		(133,294,189)
Accumulated net investment loss		(344,724)
Unrealized appreciation of investments		253,360,813
NET ASSETS		$1,063,909,862
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$34.68
Maximum offering price per share (100/94.75 of per share net asset value)		$36.60

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2010

INVESTMENT INCOME
Dividends		$3,916,037
Interest		384,375
		$4,300,412
EXPENSES
Advisory fees	$3,509,607
Financial services	536,093
Transfer agent fees and expenses	366,234
Reports to shareholders	49,065
Directors' fees and expenses	43,383
Custodian fees and expenses	39,510
Registration fees	38,180
Insurance	29,335
Audit and tax services	24,575
Legal fees	7,454
Other expenses	1,700	4,645,136
Net investment loss		$(344,724)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$341,659,565
Cost of investment securities sold	330,112,230
Net realized gain on investments		$11,547,335
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$283,248,260
Unrealized appreciation at end of period	253,360,813
Change in unrealized appreciation of investments		(29,887,447)
Net realized and unrealized loss on investments		$(18,340,112)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(18,684,836)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2010		Year Ended March 31, 2010
CHANGE IN NET ASSETS
Operations:
Net investment income (loss)	$(344,724)		$(2,160,835)
Net realized gain (loss) on investments	11,547,335		(20,375,855)
Change in unrealized appreciation (depreciation) of investments	(29,887,447)		559,886,518
Change in net assets resulting from operations		$(18,684,836)		$537,349,828
Distributions to shareholders from
net investment income		—		(1,172,091)
Capital Stock transactions:
Proceeds from Capital Stock sold	$14,717,815		$60,503,359
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		1,032,939
Cost of Capital Stock repurchased*	(80,836,800)	(66,118,985)	(214,770,406)	(153,234,108)
Total change in net assets		$(84,803,821)		$382,943,629
NET ASSETS
Beginning of period		1,148,713,683		765,770,054
End of period		$1,063,909,862		$1,148,713,683
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		427,239		2,029,206
Shares issued to shareholders upon reinvestment of dividends and distributions		—		39,297
Shares of Capital Stock repurchased		(2,421,473)		(7,209,295)
Change in Capital Stock outstanding		(1,994,234)		(5,140,792)

*  Net of redemption fees of $34,637 and $100,908 for the periods ended September 30, 2010 and March 31, 2010, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30,		Year Ended March 31,
	2010		2010	2009	2008	2007	2006
Per share operating performance:
Net asset value at beginning of period	$35.16		$20.25	$36.84	$44.28	$44.99	$41.31
Income from investment operations
Net investment income (loss)	$(0.01)		$(0.07)	$0.30	$0.62	$0.69	$0.35
Net realized and unrealized gain (loss) on investment securities	(0.47)		15.01	(14.51)	(3.38)	2.34	6.98
Total from investment operations	$(0.48)		$14.94	$(14.21)	$(2.76)	$3.03	$7.33
Less distributions:
Dividends from net investment income	$—		$(0.03)	$(0.41)	$(0.67)	$(0.63)	$(0.26)
Distributions from net realized capital gains	—		—	(1.97)	(4.01)	(3.11)	(3.39)
Total distributions	$—		$(0.03)	$(2.38)	$(4.68)	$(3.74)	$(3.65)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$34.68		$35.16	$20.25	$36.84	$44.28	$44.99
Total investment return**	(1.37)%		73.84%	(39.05)%	(6.45)%	7.37%	18.33%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,063,910		$1,148,714	$765,770	$1,812,340	$2,223,548	$2,288,597
Ratio of expenses to average net assets	0.88	%†	0.86%	0.93%	0.88%	0.86%	0.83%
Ratio of net investment income (loss) to average net assets	(0.07	)%†	(0.20)%	0.92%	1.46%	1.58%	0.83%
Portfolio turnover rate	15	%†	19%	18%	18%	18%	26%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2010 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2010

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund values securities pursuant to policies and procedures approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. The Fund receives additional pricing information from independent pricing vendors that also use information provided by market makers or estimates of values obtained from data relating to securities with similar characteristics. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available from the sources above are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

During the six months ended September 30, 2010, the Fund reclassified $2,167,832 of net investment losses to Additional Paid-in Capital to align financial reporting with tax reporting.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller

NOTES TO FINANCIAL STATEMENTS

Continued

companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $240,524,994 for the six months ended September 30, 2010. Realized gains or losses are based on the specific identification method. All of the amounts reported in the financial statements as of September 30, 2010 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2010 for federal income tax purposes was $262,787,399 and $9,426,586, respectively, resulting in net unrealized appreciation of $253,360,813. As of and during the period ended September 30, 2010, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2006 or by state tax authorities for years ended on or before March 31, 2005.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the six months ended September 30, 2010, the Fund paid aggregate fees of $42,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended September 30, 2010, the Fund collected $34,637 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 6 — Distributor

For the six months ended September 30, 2010, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $2,572 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive

NOTES TO FINANCIAL STATEMENTS

Continued

markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$781,218,201	—	—	$781,218,201
Short-Term U.S. Government & Agency	144,293,680	—	—	144,293,680
U.S. Treasuries	79,844,278	—	—	79,844,278
Short-Term Investments	—	$60,175,456	—	60,175,456
	$1,005,356,159	$60,175,456	—	$1,065,531,615

NOTE 8 — New Accounting Pronouncement

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis) and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years). The Adviser is currently assessing the impact that the adoption of ASU 2010-06 will have on the Fund's financial statement disclosures.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2010

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2010	$1,000.00	$1,000.00
Ending Account Value September 30, 2010	$986.30	$1,020.53
Expenses Paid During Period*	$4.38	$4.47

*  Expenses are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2010 (183/365 days).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 3, 2010, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2011, on the recommendation of the Independent Directors who met in executive session on August 3, 2010 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the senior analysts supporting team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's Portfolio managers; Robert Rodriguez, who has managed the Fund since 1984; Dennis Bryan, who has been with the Adviser since 1993; and Rikard Ekstrand, who has been with the Adviser since 1999. The Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Lipper Analytical Services, Inc. ("Lipper"), regarding the Fund's performance relative to a peer group of mid-cap value funds selected by Lipper (the "Peer Group"). The Board and the Independent Directors noted the Fund's competitive long-term investment performance when compared to the Peer Group. They further concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies.

The Directors reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Directors noted that the Fund's fees and expenses were at the lower end of the range for the Peer Group. The Directors noted that the overall expense ratio of the Fund was also the lowest when compared to the Peer Group. The Board and the Independent Directors noted that the fee rate charged to the Fund is currently lower than the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio manager. The Board and the Independent Directors concluded that the overall fee rate was reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser.

The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. The Board and the Independent Directors expressed concern that the fee rate does not have any additional breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that additional breakpoints currently were not appropriate

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued

for the Fund and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Fund's assets, all of which could negatively impact the Adviser. The Board and the Independent Directors noted that the Adviser had not increased the fee rate charged to the Fund despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Fund, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. According to the Adviser, such increased costs have included significant investments in analysts who assist with the management of the Fund, additions to administrative personnel and systems that enhance the quality of services provided to the Fund and the continued employment of a full-time Chief Compliance Officer and his assistant. The Board and the Independent Directors also noted that asset levels of the Fund are currently lower than they have been for the past several years.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Directors acknowledged that there is no uniform industry methodology to measure or apply economies of scale. The Board and the Independent Directors determined that the Fund's expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Fund are fair and reasonable under the current circumstances. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Board and the Independent Directors determined to approve the continuation of the current advisory agreement for another one-year period ending September 30, 2011.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (75)*	Director & Chairman† Years Served: 12	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (73)*	Director† Years Served: 1	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Alfred E. Osborne, Jr. – (65)*	Director† Years Served: 10	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Independent Directors Council, Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (67)*	Director† Years Served: 4	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	4	The Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (69)*	Director† Years Served: <1	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	3	California Council on Economic Education

Robert L. Rodriguez – (61)	Director† Portfolio Manager Years Served: 26	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Dennis M. Bryan – (49)	Co-Chief Executive Officer & Portfolio Manager Years Served: 14	Partner of the Adviser since 2006. Formerly, Vice President of First Pacific Advisors, Inc. from 1993 to 2006.

Rikard B. Ekstrand – (45)	Co-Chief Executive Officer & Portfolio Manager Years Served: 3	Partner of the Advisor since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1999 to 2006.

Eric S. Ende – (66)	Vice President Years Served: 25	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (50)	Treasurer Years Served: 13	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (53)	Chief Compliance Officer Years Served: 15	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (55)	Secretary Years Served: 27	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (43)	Assistant Treasurer Years Served: 4	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2010 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.  Not Applicable to this semi-annual report.

Item 3.                    Audit Committee Financial Expert.  Not Applicable to this semi-annual report.

Item 4.                    Principal Accountant Fees and Services.  Not Applicable to this semi-annual report.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)                    Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

(a)(2)                    Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)                    Not Applicable

(b)                                 Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ DENNIS M. BRYAN
Dennis M. Bryan, Co-Chief Executive Officer
(Principal Executive Officer)

Date: November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ DENNIS M. BRYAN
Dennis M. Bryan, Co-Chief Executive Officer
(Principal Executive Officer)

Date: November 24, 2010

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: November 24, 2010